Mattersight Discussion September 2012 1 Exhibit 99.1

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Agenda • Mattersight Overview • Behavioral Analytics Overview • Predictive Routing • Current Outlook and Summary 2

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3 Mattersight Overview

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Mattersight Overview
•
Sample Customers…
3 of the 4 largest P&Cs
4 of the largest Health Care Payers
top 3 Retail Bank
top 3 Mutual Fund
top 5 Cable Operator

•
Be the Leader in Enterprise Analytics Focused on
Customer Interactions and Behaviors
•
Invested $75m to Build Out a Robust
Analytics Platform
•
Build Deep Partnerships with Large
Enterprises with a SaaS+ Model
Mission…
Commitment…
Business Model…

We Are About Big Data
•
Capture 70 Trillion Call and Desktop Usage Data Attributes
Daily
•
Apply Over 2 Million Algorithms to Every Interaction
•
Execute 250 Billion Algorithmic Computations Daily
•
Process 350 TB of Raw and Analyzed Data a Day
•
Invested 500 Man Years Building Algorithms and a Robust
Data Model in the Cloud

6 Behavioral Analytics Overview

Calls
Desktop
Email
Chat
Internet
Mobile Apps
Customer Data
Employee Data
Analyze in the Cloud Using Millions of Proprietary Algorithms
ENTERPRISE ANALYTICS
Customer Behavior
Employee Performance
Service Patterns
Sales & Collections Patterns
Operationalize Results and Deliver Significant Business Value
Predictive Analytics
Performance Management
Predictive Routing

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Behavioral Analytics: Turning Unstructured Data Into Business Insight 7

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Service Sales Collections Fraud Back Office
Estimated
Market Size in
Users
3.0 million .2 million .4 million .6 million 5.0 million
Estimated
Annual TAM
$4.0 b $.2 b $.4 b $.6 b $4.0 b
Delivering
Measurable
ROI
•
Reduce
headcount
•
Improve CSAT
•
Increase FCR
•
Reduce Attrition
•
3x – 5x returns
•
Increase pull-
through
•
Increase cross-
sell/up-sell
•
Improve CRM
analytics
•
5x – 10x
returns
•
Increase
collections
•
Improve
collection
predictions
•
5x – 10x
returns
•
Reduce fraud
losses
•
Identify fraud
strategies
•
5x returns
•
Reduce
headcount
•
Improve
compliance
Attacking an Emerging $5+ Billion Market

5x returns

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Case Study – Large P&C Company

Company Overview
12.2 million policies in force
$15 billion in revenues
8% Market Share/4
th
largest auto
insurer
Problem Description
26 million calls per year
Prior to BA, no way to extract
data/trends from those calls
CSR performance management had
not changed in 2 decades
Business Case for Mattersight
Analytics
~$135 million of benefits over 5 years
Most compelling project in their queue
Why Mattersight Vs. Nice
Managed Service vs. Software Tool
Robust product functionality
Strong references
Business Partnership
Outperformed expectations during the
pilot
Account Opportunity
Closed deal for 3,700 service seats
Closed deal for 1,000 sales seats
Currently engaged in a Pilot for
additional 500 seats
Pilots in progress for Attrition and
CSAT models
Pursuing Routing and Multi Channel
Pilots
$10m+/year total account opportunity

10 Predictive Routing

Predictive Routing Using Big Data Analytics Is a Game
Changer…
•
Leveraging Our Massive Data Set We Discovered a
Transformational Insight…
•
…Routing to Best Customer/Employee Match Can Drive an
Immediate 10% to 30% Improvement in Attrition, Sales,
Cost, or CSAT…
•
…and Requires No Change in People or Processes…
•
… is Delivered in a SaaS Model Leveraging Existing
Technology…
•
…and Will Be Easy for Clients to Do Low Cost Trials

[redacted]	[redacted]	[redacted]	[redacted]

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…And Drives Significant Economic Value

Current Sales
Conversion Rate
Projected Conversion
Rate Based on
Routing to Best Rep
Annual Estimated
Revenue Impact
Sales Conversion Data 23.7 25.9 $140m
Assumptions:
950 Sales Reps
4.3m Calls Per Year
$1,500 Annual Policy Value
…Resulting in Huge Incremental Value
When a Call Arrives, Predictive Routing Instructs the Telephony
System to Route the Caller to the Best Available Agent
Best Match Conversion Rate:  45.9%
Average Match Conversion Rate:  23.7%
Worst Match Conversion Rate:  4.9%

Why Predictive Routing Changes the Game for
Mattersight
•
Drives Significant Value
•
Shortens Pilot Cycles
•
Simplifies Value Proposition
•
Opens up SMB Market
•
More Scalable with Very High Gross Margins
•
Does Not Require Any Work by the Client to Achieve Value
•
Leverages a Highly Differentiated Proprietary Mattersight
Data Set and Patented Process

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Current Status of Predictive Routing Roll Out
Launch Status
In “soft” launch
Formal launch set for Q4
Customers/Pipeline
1 deployed
1 in deployment
1 Pilot in progress
8 active pursuits
Potential Risks and Issues
New integrations
Unknown, unknown technical and operational challenges
New buyer constituencies
Legacy routing paradigms

15 Current Outlook and Summary

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Current Outlook

Positives
Strong Pipeline growth
Increase in new logos
Continue to be well positioned for $50m+ deal related to expansion of ACA
Potentially huge impact of Routing
Added strong players
No real competitive threat
Growth Levers
Close current pipeline
Win ACA mega deal
Continue to close Pilots focused on Performance Management
Accelerate Pilots with Routing application
License technology to create new applications
Challenges
Implementation delays
Pilots slow to deploy and convert
Lumpy nature of large deals
Uncertainty of roll out of ACA
12 Month Goals…Q4 2013
25% to 35%+ yr/yr subscription growth rate
Adjusted EBITDA positive
200 bps to 400 bps expansion in gross margin
If ACA mega deal hits, subscription growth rate could increase by 20%+

Summary
•
Emerging Multi Billion $ Market Opportunity
•
Highly Differentiated Solution
•
Increasing New Logo Capture
•
Exciting New Routing Application
•
Business Model Drives Significant Customer Value and Sticky
Revenues
•
Expanding Gross Margins
•
Fighting Through Deployment and Conversion Delays and
Numerous Positive Indicators Emerging